UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2023

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC

Explanatory Note

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by LuxUrban Hotels Inc. (the “Company” or “we,” “us,” and similar pronouns) on September 1, 2023 (the “Original Form 8-K”) solely in order to file a corrected Exhibit 4.1 to the Original Form 8-K. Other than such correction, there are no other changes to the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

The information set forth below in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The Company previously entered into:

●	a Securities Purchase Agreement, dated as of May 27, 2022 (the “May Agreement”), between the Company and Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”);

●	a Securities Purchase Agreement, dated as of June 30, 2022, and amended by the letter agreement dated July 15, 2022 and Addendum to Securities Purchase Agreement dated as of August 15, 2022 (as amended, the “June Agreement”), between the Company and Greenle Alpha;

●	a Securities Purchase Agreement, dated as of September 30, 2022, and amended by the letter agreement dated October 20, 2022 (as amended, the “September Agreement” and, together with the May Agreement and the June Agreement, the “Purchase Agreements”), between the Company and Greenle Alpha;

●	a Loan Agreement, dated as of November 23, 2022 (the “Loan Agreement” and collectively with the Purchase Agreements, the “Greenle Agreements”), among the Company, Greenle Alpha and Greenle Partners LLC Series Beta P.S. (“Greenle Beta” and, together with Greenle Alpha, “Greenle”), as supplemented or amended by a letter agreement dated February 17, 2023;

●	a letter agreement between Greenle and the Company dated February 13, 2023 (the “February 2023 Revenue Share Agreement”), as amended by the Revenue Share Exchange Agreement dated May 21, 2023 (the “May 2023 Letter Agreement”);

●	a letter agreement between the Company and Greenle dated June 19, 2023 (the “June 2023 Letter Agreement”); and

●	a letter agreement between the Company and Greenle dated August 15, 2023 (the “August 2023 Letter Agreement” and collectively with the Purchase Agreements, the Greenle Agreements, the February 2023 Revenue Shares Agreement, the May 2023 Letter Agreement and the June 2023 Letter Agreement, the “Agreements”).

On August 31, 2023, we entered into a further agreement with Greenle (the “Registration Rights Amendment and Warrant Letter Agreement”) to amend the Agreements to waive registration rights for any currently issued common stock for a period of 12 months and any future issuances for a rolling 12 month period from the date such common stock is issued with an outside date of 18 months from the date of the Registration Rights Amendment and Warrant Letter Agreement. As more fully described in the Registration Rights Amendment and Warrant Letter Agreement, Greenle’s obligations thereunder are contingent upon the Company’s ability to access debt or preferred capital under the terms and timing stated therein. Pursuant to the Registration Rights Amendment and Warrant Letter Agreement, the Company extended its existing registration rights obligations such that it is obligated to register the resale by Greenle of (i) the shares of Common Stock issued or issuable pursuant to the February 2023 Revenue Share Agreement, the May 2023 Letter Agreement and the August 2023 Letter Agreement and (ii) the shares of Common Stock underlying all outstanding warrants to purchase shares of Common Stock beneficially owned by Greenle (including the warrants to be issued pursuant to the Registration Rights Amendment and Warrant Letter Agreement) within one year after the date of each respective issuance of Common Stock; provided, however, that, whether or not any such shares of Common Stock have been issued, the Company will use its best efforts to cause all such registration statements to become effective within eighteen months of the date hereof.

As consideration for Greenle’s execution of the Registration Rights Amendment and Warrant Letter Agreement the Company agreed to issue (i) Greenle Alpha a warrant to purchase 1,610,000 shares of Common Stock at an exercise price of $4.00 per share and (ii) Greenle Beta a warrant to purchase 390,000 shares of Common Stock at an exercise price of $4.00 per share, the form of which is attached to this Current Report on Form 8-K as Exhibit 4.1. Subject to certain limitations contained in the Registration Rights Amendment and Warrant Letter Agreement, the Company will have the right to require Greenle to exercise such warrants at a trigger price of $5.00, which would result in proceeds to the Company of $8,000,000.

The foregoing summary of the Registration Rights Amendment and Warrant Letter Agreement is not complete and is qualified by reference to the full text of the Registration Rights Amendment and Warrant Letter Agreement, which is included as Exhibit 10.1 to this Current Report and herein incorporated by reference.

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Item 7.01 Regulation FD Disclosure.

The Company has made available an Investor Presentation a copy of which the Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K as Exhibit 99.1.

On September 1, 2023, the Company issued a press release related to business updates, a copy of which the Company is furnishing as Exhibit 99.2 to this Current Report on Form 8-K

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Form of Warrant
10.1	Registration Rights Amendment and Warrant Letter Agreement
99.1	Investor Presentation
99.2	Press Release, dated September 1, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2023	LUXURBAN HOTELS INC.

	By:	/s/ Brian Ferdinand
	Name:	Brian Ferdinand
	Title:	Chief Executive Officer and Chairman

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